2Q12 Earnings Conference Call Supplemental Presentation

July 25, 2012

IBERIABANK Corporation™

Exhibit 99.2

Statements contained in this presentation which are not historical facts and which pertain to future operating results of IBERIABANK Corporation and its subsidiaries constitute “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties.  Actual results may differ materially from the results discussed in these forward-looking statements.
Factors that might cause such a difference include, but are not limited to, those discussed in the Company’s periodic filings with the SEC.
In connection with the proposed acquisition of Florida Gulf Bancorp,
Inc., IBERIABANK Corporation has filed a Registration Statement on Form S-4 that contains a proxy statement/prospectus.  Investors may obtain a free copy of the proxy statement/prospectus and other documents containing information about IBERIABANK Corporation, Florida Gulf Bancorp, Inc., and the proposed transaction, without charge, at the SEC's web site at http://www.sec.gov. Copies of the proxy statement/prospectus and the SEC filings that are incorporated by reference in the proxy statement/prospectus may also be obtained for free from the IBERIABANK Corporation website,
www.iberiabank.com,
under the heading
“Investor Information”.

• Organic loan growth of $330 million since March 31, 2012 (+21%
annualized) and $493 million since year-end 2011 (+16% annualized)
• Core deposit growth of $93 million since March 31, 2012 (+5%
annualized) and $427 million since year-end 2011 (+13% annualized)
• Stable net interest margin
• Expansion of our Houston commercial team with the addition of
Carmen Jordan and several relationship managers
• Good growth in service charge income and fee income businesses
•
Mortgage – highest quarter production level in our Company’s history
•
Title – highest quarterly revenue in our Company’s history
•
IWA/ICP – increased quarterly revenues and Assets Under Management
• Process improvement initiative
•
Closing ten branches – including exiting the Jacksonville, Florida market
•
Reduction of staff in Business Credit Services, workout, and other support staff
•
Retail/Business Banking sales effectiveness
•
Risk adjusted profitability and risk management
Second Quarter 2012 – Core Performance
3

• Florida Gulf Acquisition - Florida Gulf shareholder approval on July 25 and anticipated closing on July 31 ; $0.01 negative EPS impact in
2Q12
• Provision reflects recognition of some FDIC impairment and additional credit impairment from non-covered acquired loans
• 2Q12 asset quality ratios – NPAs, past dues, classified assets, and net charge-offs – were strong and stable
• Total tax-equivalent revenues up $6 million, or 4% (17% annualized)
• Organizational announcements:
•
Jim Gburek – Regional President of Florida
•
Randy Bryan – Chief Risk Officer
•
Jill Hopkins – Director of Credit Administration
•
Scott Price – Corporate Controller and Chief Accounting Officer

th
st
Second Quarter 2012 – Initiatives

Performance Metrics – Yields and Costs
• Investment yield declined
11 bps due to prepayment
speeds and reinvesting
cash flows
• Net covered loan yield up
9 bps as base yield
improved plus a few loan
pay-offs
• Non-covered loan yield
down 10 bps
• Deposit costs declined 7
bps; additional future re-
pricing opportunities (next
slide)
• Average noninterest
bearing deposits up $110
million (+7%)
• Spread up 2 bps and
margin held stable at
3.59%

3/31/2012 6/30/2012
Investment Securities 2.51% 2.40% (11) bps
Covered Loans & Loss Share Receivable 5.14% 5.23% 9 bps
Noncovered Loans 4.78% 4.68% (10) bps
Loans & Loss Share Receivable 4.87% 4.80% (7) bps
Mortgage Loans Held For Sale 3.58% 3.64% 6 bps
Other Earning Assets 0.71% 0.84% 13 bps
Total Earning Assets 4.25% 4.20% (5) bps
Interest Bearing Deposits 0.72% 0.65% (7) bps
Short-Term Borrowings 0.25% 0.24% (1) bps
Long-Term Borrowings 2.92% 3.07% 15 bps
Total Interest Bearing Liabilities 0.82% 0.76% (6) bps
Net Interest Spread 3.43% 3.45% 2 bps
Net Interest Margin 3.59% 3.59% - bps
* Earning asset yields are shown on a fully taxable equivalent basis.
%/Basis Point
Change
For Quarter Ended:

Quarterly Repricing Schedule
• $1.6 Billion in time deposits re-price over next 12 months at weighted average 0.97% rate
• During 2Q12, new and re-priced time deposits were booked at an average cost of 0.58%
$ in millions
Note:  Amounts exclude repricing of assets and liabilities from prior quarters

3Q12 4Q12 1Q13 2Q13 3Q13
Cash Equivalents Balance 468.0 $      - $         - $         - $         - $
Rate  0.59% 0.00% 0.00% 0.00% 0.00%
Investments Balance 236.8 $      97.2 $       94.4 $       125.5 $      102.7 $
Rate  2.17% 3.36% 3.20% 2.69% 3.05%
Loans Balance 3,811.2 $   334.8 $      340.4 $      353.8 $      318.9 $
Rate  3.81% 5.27% 5.23% 5.26% 4.26%
Time Deposits Balance 585.1 $      451.9 $      324.2 $      257.5 $      106.0 $
Rate  1.18% 0.86% 0.94% 0.74% 1.10%
Borrowed Funds Balance 770.2 $      5.8 $         7.1 $         37.7 $       2.3 $
Rate  0.74% 2.23% 3.28% 3.44% 4.50%

Interest Rate Risk Simulations
Source: Bancware model, as of June 30, 2012
* Assumes instantaneous and parallel shift in interest rates
• Slightly Asset Sensitive From An Interest Rate Risk Position
• Degree Is A Function Of The Reaction Of Competitors To Changes
• Forward Curve Has A Positive Impact Over 12 Months

Change In:
Net Interest
Income
Economic
Value of
Equity
Base Blue Forward
-200 bp* -100 bp* Case +100 bp* +200 bp* Chip Curve
-0.4% -0.1% 0.0% 2.2% 4.9% -0.2% 0.8%
4.6% 4.5% 0.0% 6.4% 9.4% -0.1% -0.1%
In Deposit Pricing

Performance Metrics – Quarterly Trends
• Stable margin
• Average earning
assets up $133
million (+1%)
• T/E net interest
income up $1
million (+1%)
• Provision of $9
million:
•
Net charge-offs:
$1.1 million
•
Covered loan
provision: $1.4
million
•
Non-covered
acquired loan
provision: $3.2
million
•
Organic loan
provision: $3.2
million
• Legacy asset quality measures remained stable in 2Q12
• Strong capital position compared to peers
• Repurchased 48,188 shares at average cost of $47.93 per share
• Approximately 850,000 shares remain under current authorized program
6/30/2011 9/30/2011 12/31/2011 3/31/2012 6/30/2012
Net Income ($ in thousands) 5,186 $       16,347 $  17,357 $    19,393 $  12,560 $  -35%
Fully Diluted Earnings Per Share 0.18 $         0.54 $       0.59 $         0.66 $       0.43 $       -35%
Pre-provision Operating Earnings Per Share (Non-GAAP) 0.61 $         0.80 $       0.78 $         0.68 $       0.73 $       8%
Tangible Book Value Per Share 36.49 $       36.42 $    36.80 $       37.23 $    37.28 $    0%
Return on Average Assets 0.20% 0.56% 0.59% 0.67% 0.43% (24) bps
Return on Average Common Equity 1.50% 4.31% 4.65% 5.21% 3.36% (185) bps
Return on Average Tangible Common Equity (Non-GAAP) 2.24% 6.23% 6.72% 7.43% 4.86% (257) bps
Net Interest Margin (TE)* 3.28% 3.58% 3.62% 3.59% 3.59% 0 bps
Tangible Efficiency Ratio (TE)* (Non-GAAP) 83.7% 75.0% 75.2% 74.6% 78.2% 359 bps
Tangible Common Equity Ratio 10.02% 9.64% 9.52% 9.64% 9.37% (27) bps
Tier 1 Leverage Ratio 11.83% 10.42% 10.45% 10.51% 10.42% (9) bps
Tier 1 Common Ratio (Non-GAAP) 14.47% 13.90% 13.55% 13.48% 12.98% (50) bps
Total Risk Based Capital Ratio 17.19% 16.61% 16.20% 16.10% 15.55% (55) bps
Net Charge-Offs to Average Loans** 0.13% 0.12% 0.31% 0.09% 0.07% (2) bps
Nonperforming Assets to Total Assets** 0.84% 0.89% 0.87% 0.83% 0.84% 1 bps
* Fully taxable equivalent basis.
** Excluding FDIC Covered Assets and acquired impaired loans.
For Quarter Ended:
%/Basis Point
Change

Low Risk Balance Sheet At June 30, 2012
37% Of Balance Sheet In Very Low Risk Components
9
Cash and
Equivalents,
5%
Investment
Securities,
17%
Mortgage
Loans Held
For Sale, 1%
Acquired
Loans - Fair
Value, 0.2%
Loans - FDIC
Covered, 10%
FDIC Loss
Share
Receivable,
4%
Loans -
Noncovered,
54%
Other Assets,
9%

Non-Interest Income Trends
•
Rebound in service charge income (  11%)
•
Strong mortgage loan income continued
•
Title insurance revenue up 18%
•
Trust, brokerage, and capital markets revenues up 5%
Originations up 31%
Sales up 13%
Margins improved
Income up 33%
Small buyback costs
Pipeline very robust

+
Noninterest Income ($000s) 3Q11 4Q11 1Q12 2Q12 $Change % Change
Service Charges on Deposit Accounts 7,448 $    6,613 $    5,980 $    6,625 $     645 $     11%
ATM / Debit Card Fee Income 3,132 1,997 2,024 2,166 142 7%
BOLI Proceeds and CSV Income 924 899 951 905 (46) -5%
Gain on Sale of Loans, Net 13,438 13,173 13,619 18,078 4,459 33%
Gain (Loss) on Sale of Investments, Net 1,206 793 2,836 901 (1,935) -68%
Title Revenue 4,900 4,846 4,533 5,339 806 18%
Broker Commissions 2,501 2,457 3,060 3,102 42 1%
All Other Noninterest Income 3,571 4,677 4,393 4,578 185 4%
Total Noninterest Income 37,120 $  35,455 $  37,396 $  41,694 $  4,298 $  11%
2Q12 vs. 1Q12

• Process improvement initiatives
expense in 2Q12 totaling $5.5 million:
Branch closure costs ($2.7 million)
Consulting/professional ($1.7 million)
Severance ($1.1 million)
• Other expense increases of $4.2 million:
Conversion-related costs ($0.5 million)
Mortgage commissions (+$2.4 million)
Credit/loan-related costs (+$0.8 million)
Franchise & share tax (+$0.6 million)

• The expense growth in the items identified above equate to $8.8 million of the
$9.1 million increase in total expense on a linked quarter basis
Noninterest Expense ($000s) 3Q11 4Q11 1Q12 2Q12 $Change % Change
1,601 $    206 $       219 $       1,053 $     834 $     381%
Mortgage Commissions 3,196 3,922 3,229 5,612 2,384 74%
Other Salaries and Benefits 47,881 47,288 51,371 51,455 84 0%
Salaries and Employee Benefits 52,679 $  51,416 $  54,819 $  58,121 $  3,302 6%
Occupancy and Equipment 14,017 14,404 12,719 12,908 189 1%
Amortization of Acquisition Intangibles 1,385 1,384 1,290 1,289 (1) 0%
Branch Closure Costs - - - 2,743 2,743 n.m.
Consulting and Professional 291 193 220 1,661 1,441 655%
Credit/Loan Related 4,379 4,094 4,027 4,835 808 20%
Franchise and Share Tax 1,156 1,087 1,020 1,621 601 59%
All Other Noninterest Expense 25,659 27,148 25,778 25,844 66 0%
Total Noninterest Expense 99,566 $  99,726 $  99,873 $  109,022 $ 9,149 $  9%
2Q12 vs. 1Q12
Severance
Non-Interest Expense Trends

Non-Operating Items – 2Q12
• Acquisition and conversion-related costs of $0.5 million in 2Q12 ($0.01 EPS)
• 2Q12 Severance, branch closure, and professional expenses of $5.5 million ($0.12 EPS)
• 2Q12 FDIC covered loan losses of $1.4 million ($0.03 EPS)
• 2Q12 Losses on acquired non-covered impaired loans of $3.2 million ($0.07 EPS)
Pre-tax After-tax Per share Pre-tax After-tax Per share Pre-tax After-tax Per share
Net Income (GAAP) 4,257 $     5,186 $           0.18 $           26,527 $ 19,393 $           0.66 $           16,949 $ 12,560 $ 0.43 $
Merger-related expenses 6,393 4,156 0.15 500 325 0.01 456 296 0.01
Severance expenses 517 336 0.01 219 142 0.00 1,053 685 0.02
Branch closure expenses - - - - - - 2,743 1,783 0.06
Professsional expenses 106 69 0.01 220 143 0.01 1,661 1,080 0.04
Litigation settlement 2,750 1,788 0.06 - - - - - -
Gain on sale of investments (1,428) (928) (0.03) (2,836) (1,843) (0.06) (901) (586) (0.02)
Operating earnings (Non-GAAP) 12,595 10,607 0.38 24,630 18,160 0.61 21,961 15,818 0.54
Covered loan provision for loan losses 2,639 1,715 0.06 747 486 0.02 1,435 933 0.03
Acquired loan provision for loan losses - - - 1,106 719 0.02 3,189 2,073 0.07
Other provision for loan losses 7,351 4,778 0.17 1,004 652 0.02 4,271 2,776 0.09
Pre-provision operating earnings (Non-GAAP) 22,585 $  17,100 $        0.61 $           27,487 $ 20,017 $           0.68 $           30,856 $ 21,600 $ 0.73 $
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(dollars in thousands)
For The Quarter Ended
June 30, 2011 March 31, 2012 June 30, 2012
Dollar Amount Dollar Amount Dollar Amount

•
Improve long-term operating efficiency, risk-
adjusted profitability, and long-term growth
prospects of franchise
Second Quarter 2012
Outside professionals
and dedicated internal
resources
Closing branches, staff
reductions, process
improvements
2Q12 cost of $5 million
and $0.12 EPS
2H12 cost of $3 million
and $0.06 EPS
Benefit of $5 million
annually, or $0.11 EPS
Expect acquisition and
conversion related
costs of approximately
$5 million pre-tax in
3Q12

Expenses 2Q12 3Q12 4Q12 Total
Branch Closure Cost 2.7 $    0.5 $    0.6 $    3.8 $
Severance Expense 1.0 0.4 0.1 1.5
Professional Services 1.7 0.6 0.5 2.8
Total Expense 5.4 $    1.5 $    1.2 $    8.1 $
Benefits 2Q12 3Q12 4Q12
Full Year
2013
Facilities Expense 0.0 $    0.2 $    0.9 $
Salary and Benefits 0.4 0.7 2.5
Other 0.7 0.8 1.8
Total Benefits 1.1 $    1.6 $    5.2 $
2Q12 3Q12 4Q12 Total
Merger Related Expenses 0.5 $    5.0 $    0.8 $    6.3 $
$ in millions

14
Reported and Non-Covered Portfolio Trends
Non-Covered Portfolio excludes the impact of all FDIC-assisted acquisitions and acquired impaired loans from OMNI and Cameron
($ thousands)
4Q11 1Q12 2Q12 4Q11 1Q12 2Q12
Nonaccruals
719,236 $   677,619 $   625,939 $   60,303 $    61,160 $    66,545 $
OREO & Foreclosed
125,046 126,657 129,917 21,382 17,740 18,681
90+ Days Past Due
29,003 7,320 8,270 3,580 3,338 1,275
Nonperforming Assets
873,285 $   811,596 $   764,126 $   85,265 $    82,238 $    86,501 $
NPAs/Assets
7.43% 6.88% 6.30% 0.87% 0.83% 0.84%
NPAs/(Loans + OREO)
11.62% 10.67% 9.71% 1.41% 1.33% 1.32%
LLR/Loans
2.62% 2.37% 2.42% 1.24% 1.21% 1.19%
Net Charge-Offs/Loans
0.29% 0.09% 0.06% 0.31% 0.09% 0.07%
Past Dues:
30-89 Days Past Due
86,467 $    35,228 $    46,391 $    19,456 $    15,429 $    16,833 $
90+ days Past Due
29,003 7,320 8,270 3,579 3,338 1,275
Nonaccual Loans
719,236 677,619 625,938 60,303 61,160 66,545
Total 30+ Past Dues
834,705 $   720,167 $   680,600 $   83,338 $    79,928 $    84,653 $
% Loans
11.30% 9.63% 8.80% 1.38% 1.29% 1.30%
Total Portfolio
Non-Covered Portfolio (excl.
Acquired impaired loans)

Commentary For Quarter Ending June 30, 2012
Asset Quality Summary
Excludes FDIC covered assets and acquired impaired loans
• Total criticized
loans equal $357
million (24% of
capital); $201
million in classified
and $156 million
special mention
• TDR’s decreased
$4.7 million to
$22.6 million
• 2Q12 Provision
expense for this
portfolio was $4
million – up $3
million compared to
1Q12
($ thousands)
6/30/11 3/31/12 6/30/12 Year/Year Qtr/Qtr
Nonperforming Assets 77,085 $   82,238 $   86,501
$
12% 5%
Past Due Loans 79,859 79,927 84,653 6% 6%
Classified Assets 158,725 194,033 200,872 27% 4%
Nonperforming Assets/Assets 0.84% 0.83% 0.84%
0
1
NPAs/(Loans + OREO) 1.37% 1.33% 1.32% (5) (1)
Classified Assets/Total Assets 1.70% 1.96% 1.94% 24 (2)
(Past Dues & Nonaccruals)/Loans 1.42% 1.29% 1.30% (12) 1
Provision For Loan Losses 7,351 $    1,004 $    4,271 $    -42% 326%
Net Charge-Offs/(Recoveries) 1,628 1,339 1,102 -32% -18%
Provision Less Net Charge-Offs 5,723 $    (335) $      3,169 $    -45% 1045%
Net Charge-Offs/Average Loans 0.13% 0.09% 0.07% (6) (2)
Reserve For Loan Losses/Loans 1.29% 1.21% 1.19% (10) (2)
%/Basis Point Change For Quarter Ended:

Loan Growth
• Organic Loan
Growth of $1.6
Billion or 39%
Since December
2009 (16%
Annualized)
• FDIC Covered
Loan Portfolio
Declined $480
Million or -29%
Since December
2009 (-11%
Annualized)
$ in millions
* Organic loan growth excludes loans acquired in non-covered transactions (e.g OMNI and Cameron)

-
$150
-
$100
-
$50
$0
$50
$100
$150
$200
$250
$300
$350
Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12
$64
$58
$43
$173
$149
$257
$109
$262
$164
$329
Organic Loan Growth *
Covered Loan Portfolio
Sterling Bank FDIC-
Assisted Acquisition

•
Organic Core
Deposit Growth
Of $1.3 Billion Or
25% Since
December 2010
(17% Annualized)
•
Organic Non-
Interest Bearing
Deposit Growth
of $471 Million or
54% Since
December 2010
(36% Annualized)
•
Cost of Core
Deposits Has
Fallen 37 bps To
0.44% Since
December 2010
Excludes acquired deposits
Organic Deposit Growth
$ in millions
-$300
-$200
-$100
$0
$100
$200
$300
$400
Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12
Non-Interest Bearing
Other Core Deposits
Time Deposits
$184
$217
$159
$281
$333
$93

2010

18
2Q12 Highlights
•
Favorable loan and deposit growth
•
Non-FDIC loan growth of $330 million came from a number of
markets and in both commercial and retail markets
•
Houston, Lafayette, Birmingham, and Memphis showed strong
commercial growth – concentrated in our C&I clients
•
Loans and commitments originated in 2Q12 totaled $976 million with a mix of 50% fixed and 50% floating
•
Strong commercial pipeline of over $455 million at quarter-end
•
Retail growth driven by increases in indirect lending and home equity lines of credit – arising from recent changes in this business
•
Period-end core deposit growth of $93 million, with non-interest bearing deposits up $44 million ($110 million linked quarter growth on an average balance basis).
•
Tremendous recent additions to our Houston commercial team

2Q12 Progress
•
In 2011, we opened nine bank branches, acquired 33 branches, and closed/consolidated 14 branches.
•
Since March 31, 2012, we opened six new branch locations – St.
Charles Avenue in New Orleans, Acadian Village in Baton Rouge,
Crestline Village in Birmingham, Sugar Land in Houston, downtown
Huntsville, Alabama, and Center Street in Little Rock
•
Closing 10 branches in the second half of 2012
•
Enhanced IBKC’s digital banking tools to better serve clients;
Launched our mobile banking application
Enhanced IBERIABANK website
Improved on-line banking application
•
Increases in both new small business customers and checking
account openings in 2Q12
•
Focused effort on consumer lending business through home equity and indirect auto product marketing

Wealth And Capital Markets

Total Revenues ($ in Millions)

IBERIABANK

20
2Q12 Progress
•
ICP/IWA revenues of
$2.0 million (up 5%
compared to 1Q12)
•
IWA assets under
management increased
6%, to $924 million at
June 30, 2012
•
ICP brokerage
commission continued to
grow, while investment
banking activity slowed
in the quarter
•
Research coverage on
60 public energy
companies
•
IFS revenue up 4%, to
$2.2 million, compared to
1Q12
Total Quarterly Revenues
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12

21

FDIC Covered Loan Portfolio Roll Forward

Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield
Covered Loans 1,421,784 28,201 7.819% 1,350,935 55,518 16.139% 1,293,160 52,019 15.968% 1,218,933 51,150 16.661%
Mortgage Loans 229,678 5,209 9.072% 218,922 4,799 8.768% 211,640 4,946 9.347% 196,969 5,128 10.414%
Indirect Automobile - - 0.000% - - 0.000% - - 0.000% - - 0.000%
Credit Card 972 16 6.693% 957 15 6.246% 901 14 6.199% 862 14 6.629%
Consumer 172,391 3,780 8.698% 162,815 3,701 9.019% 155,406 3,895 10.080% 150,236 4,324 11.577%
Line Of Credit-Consumer Loans 80,650 2,372 11.669% 79,220 2,502 12.528% 75,164 2,927 15.663% 72,370 2,953 16.410%
Commercial & Business Banking 938,554 16,824 7.018% 889,481 44,502 19.581% 850,519 40,238 18.719% 798,767 38,731 19.186%
Loans in Process (460) - 0.000% (461) - 0.000% (469) - 0.000% (272) - 0.000%
Overdrafts 0 - 0.000% 0 - 0.000% 0 - 0.000% 0 - 0.000%
FDIC Loss Share Receivable 626,551 (2,602) -1.625% 592,985 (29,255) -19.305% 573,776 (27,927) -19.255% 508,443 (28,484) -22.163%
Net Covered Loan Portfolio 2,048,335 25,599 4.930% 1,943,920 26,263 5.327% 1,866,937 24,092 5.142% 1,727,375 22,666 5.234%
Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield
Covered Loans 1,421,784 28,201 7.819% 1,350,935 55,518 16.139% 1,293,160 52,019 15.968% 1,218,933 51,150 16.661%
CapitalSouth Bank 227,549 (1,827) -3.080% 209,043 14,372 26.967% 198,491 6,203 12.416% 187,742 7,077 14.966%
Orion Bank 759,860 24,875 12.861% 734,021 29,565 15.817% 710,111 34,820 19.448% 673,068 33,586 19.801%
Century Bank 303,773 3,024 3.979% 281,888 5,261 7.387% 264,864 6,697 10.080% 255,610 6,134 10.080%
Sterling Bank 130,602 2,130 6.405% 125,983 6,319 19.631% 119,694 4,299 14.239% 102,513 4,353 16.829%
FDIC Loss Share Receivable 626,551 (2,602) -1.625% 592,985 (29,255) -19.305% 573,776 (27,927) -19.255% 508,443
(28,484)
-22.163%
CapitalSouth Bank 57,146 5,754 39.402% 56,241 (8,707) -60.581% 49,433 (1,917) -15.338% 44,503 (3,285) -29.204%
Orion Bank 375,943 (11,021) -11.472% 355,317 (16,430) -18.095% 349,685 (21,626) -24.466% 306,347 (21,149) -27.311%
Century Bank 145,807 2,505 6.723% 137,868 (761) -2.160% 136,205 (2,380) -6.913% 119,445 (1,911) -6.329%
Sterling Bank 47,655 159 1.310% 43,559 (3,357) -30.153% 38,453 (2,004) -20.621% 38,148 (2,139) -22.181%
Net Covered Loan Portfolio 2,048,335 25,599 4.930% 1,943,920 26,263 5.327% 1,866,937 24,092 5.142% 1,727,375 22,666 5.234%
CapitalSouth Bank 284,696 3,927 5.448% 265,284 5,665 8.406% 247,924 4,286 6.882% 232,245 3,792 6.493%
Orion Bank 1,135,803 13,853 4.807% 1,089,338 13,135 4.756% 1,059,796 13,194 4.952% 979,415 12,436 5.033%
Century Bank 449,580 5,529 4.869% 419,756 4,500 4.252% 401,069 4,317 4.309% 375,055 4,224 4.495%
Sterling Bank 178,257 2,290 5.043% 169,542 2,963 6.841% 158,148 2,294 5.763% 140,661 2,214 6.236%
1Q2012 2Q2012
3Q2011 4Q2011 1Q2012 2Q2012
3Q2011 4Q2011